                                                                    EXHIBIT 10.1

                                SUPPORT.COM, INC.

                  AMENDED AND RESTATED 1998 STOCK OPTION PLAN

     1.   Purposes of the Plan. This Amended and Restated 1998 Stock Option Plan
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is designed to attract and retain the best available personnel for positions of substantial responsibility and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.

     2.   Definitions.  As used herein, the following definitions shall apply:
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          (a) "Administrator" means the Board or any of its Committees appointed pursuant to Section 4 of the Plan.

          (b) "Applicable Laws" means the legal requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code and the applicable laws of any foreign country or jurisdiction where Options are, or will be, granted under the Plan.

          (c)  "Board" means the Board of Directors of the Company.

          (d)  "Code" means the Internal Revenue Code of 1986, as amended.

          (e) "Committee" means a Committee appointed by the Board of Directors in accordance with Section 4 of the Plan.

          (f)  "Common Stock" means the Common Stock of the Company.

          (g)  "Company" means Support.com, Inc., a Delaware corporation.

          (h) "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services and is compensated for such services, and any Director of the Company whether compensated for such services or not. If the Company registers any class of any equity security pursuant to the Exchange Act, the term Consultant shall thereafter not include Directors who are not compensated for their services or are paid only a Director's fee by the Company.

          (i) "Continuous Status as an Employee or Consultant" means that the employment or consulting relationship with the Company, any Parent or Subsidiary is not interrupted or terminated. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave approved by an authorized representative of the

Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

          (j) "Director" means a member of the Board of Directors of the Company.

          (k) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director's fee by the Company shall not be sufficient to constitute "employment" by the Company.

          (l) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (m) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

               (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation The Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

               (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

               (iii) In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

          (n) "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

          (o) "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

          (p) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          (q)  "Option" means a stock option granted pursuant to the Plan.

          (r)  "Optioned Stock" means the Common Stock subject to an Option.

          (s) "Optionee" means an Employee or Consultant who receives an Option.

          (t) "Parent" means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

          (u)  "Plan" means this Amended and Restated 1998 Stock Option
Plan.

          (v) "Section 16(b)" means Section 16(b) of the Securities Exchange Act of 1934, as amended.

          (w) "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 below.

          (x) "Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code.

     3.   Stock Subject to the Plan.  Subject to the provisions of Section 12 of
          -------------------------
the Plan, the maximum aggregate number of Shares that may be subject to option and sold under the Plan is 9,424,434 Shares. The Shares may be authorized but unissued, or reacquired Common Stock.

          If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange program, the unpurchased Shares that were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan, upon exercise of an Option, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares are repurchased by the Company at their original purchase price, and the original purchaser of such Shares did not receive any benefits of ownership of such Shares, such Shares shall become available for future grant under the Plan. For purposes of the preceding sentence, voting rights shall not be considered a benefit of Share ownership.

     4.   Administration of the Plan.
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          (a)  Initial Plan Procedure.  Prior to the date, if any, upon which
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the Company becomes subject to the Exchange Act, the Plan shall be administered by the Board or a Committee appointed by the Board.

          (b)  Plan Procedure after the Date, if any, upon which the Company
               -------------------------------------------------------------
Becomes Subject to the Exchange Act.
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               (i)   Multiple Administrative Bodies.  If permitted by Rule
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16b-3, the Plan may be administered by different bodies with respect to Directors, Officers and Employees who are neither Directors nor Officers.

               (ii)  Administration with Respect to Directors and Officers. With
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     respect to grants of Options to Employees who are also Officers or Directors of the Company, the Plan shall be administered by (A) the Board if the Board may administer the Plan in compliance with the rules under Rule 16b-3 promulgated under the Exchange Act or any successor thereto ("Rule 16b-3") relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made, or (B) a Committee designated by the Board to administer the Plan, which Committee shall be constituted to comply with the rules under Rule l6b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the rules under Rule l6b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made.

               (iii) Administration with Respect to Other Employees and
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     Consultants.  With respect to grants of Options and to Employees or
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     Consultants who are neither Directors nor Officers of the Company, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy Applicable Laws. Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

          (c)  Powers of the Administrator.  Subject to the provisions of the
               ---------------------------
Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority in its discretion:

               (i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(m) of the Plan;

               (ii) to select the Consultants and Employees to whom Options may from time to time be granted hereunder;

               (iii) to determine whether and to what extent Options are granted hereunder;

               (iv) to determine the number of Shares to be covered by each such award granted hereunder;

               (v)    to approve forms of agreement for use under the Plan;

               (vi) to determine the terms and conditions of any award granted hereunder;

               (vii) to determine whether and under what circumstances an Option may be settled in cash under subsection 9(f) instead of Common Stock;

               (viii) to reduce the exercise price of any Option to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option has declined since the date the Option was granted;

               (ix) to provide for the early exercise of Options for the purchase of unvested shares subject to such terms and conditions as the Administrator may determine; and

               (x) to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

          (d)  Effect of Administrator's Decision.  All decisions,
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determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

     5.   Elipibility.
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          (a) Nonstatutory Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. An Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

          (b) Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this
Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The

Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          (c) Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuation of his or her employment or consulting relationship with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate his or her employment or consulting relationship at any time, with or without cause.

          (d) Upon the Company or a successor corporation issuing any class of common equity securities required to be registered under Section 12 of the Exchange Act or upon the Plan being assumed by a corporation having a class of common equity securities required to be registered under Section 12 of the Exchange Act, the following limitations shall apply to grants of Options to
Employees:

               (i) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11.

               (ii) If an Option is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 11), the cancelled Option shall be counted against the limit set forth in subsection (i) above. For this purpose, if the exercise price of an Option is reduced, such reduction will be treated as a cancellation of the Option and the grant of a new Option.

     6.   Term of Plan.  The Plan shall become effective upon the earlier to
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occur of its adoption by the Board of Directors or its approval by the stockholders of the Company, as described in Section 17 of the Plan. It shall continue in effect for a term of ten (10) years unless sooner terminated under
Section 13 of the Plan.

     7.   Term of Option.  The term of each Option shall be the term stated in
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the Option Agreement; provided, however, that the term shall be no more than ten
(10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

     8.   Option Exercise Price and Consideration.
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          (a) The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, but shall be subject to the following:

               (i)  In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                    (B) granted to any other Employee, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

               (ii) In the case of a Nonstatutory Stock Option

                    (A) granted to a person who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of the grant.

                    (B) granted to any other person, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant.

          (b) The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (1) cash,
(2) check, (3) promissory note, (4) other Shares that (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) delivery of a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

     9.   Exercise of Option.
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          (a)  Procedure for Exercise; Rights as a Stockholder.  Any Option
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granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan.

          An Option may not be exercised for a fraction of a Share.

          An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the

Administrator, consist of any consideration and method of payment allowable under Section 8(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 hereof.

          Exercise of an Option in any manner shall result in a decrease in the number of Shares that thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

          (b)  Termination of Employment or Consulting Relationship.  In the
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event of termination of an Optionee's Continuous Status as an Employee or Consultant (but not in the event of an Optionee's change of status from Employee to Consultant (in which case an Employee's Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option on the date three (3) months and one day following such change of status) or from Consultant to Employee), such Optionee may, but only within such period of time as is determined by the Administrator, of at least thirty (30) days, with such determination in the case of an Incentive Stock Option not exceeding three (3) months after the date of such termination (but in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

          (c)  Disability of Optionee.  In the event of termination of an
               ----------------------
Optionee's Continuous Status as an Employee or Consultant as a result of his or her disability, the Optionee may, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. If such disability is not a "disability" as such term is defined in Section 22(e)(3) of the Code, in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option on the day three months and one day following such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (d)  Death of Optionee.  In the event of the death of an Optionee, the
               -----------------
Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant) by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option on the date of death. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after the Optionee's death, the Optionee's estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

          (e)  Rule 16b-3.  Options granted to persons subject to Section 16(b)
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of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

          (f)  Buyout Provisions.  The Administrator may at any time offer to
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buy out for a payment in cash or Shares, an Option previously granted, based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

     10.  Non-Transferability of Options.  Options may not be sold, pledged,
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assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

     11.  Adjustments Upon Changes in Capitalization or Merge.
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          (a)  Changes in Capitalization.  Subject to any required action by the
               -------------------------
stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Option has yet been granted or that has been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company. The conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

          (b)  Dissolution or Liquidation.  In the event of the proposed
               --------------------------
dissolution or liquidation of the Company, the Administrator shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option shall terminate immediately prior to the consummation of such proposed action.

          (c)  Merge.  In the event of a merger of the Company with or into
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another corporation, each outstanding Option may be assumed or an equivalent option or right may be substituted by such successor corporation or a parent or subsidiary of such successor corporation. If, in such event, an Option is not assumed or substituted, the Option shall terminate as of the date of the closing of the merger. For the purposes of this paragraph, the Option shall be considered assumed if, following the merger, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each Share held on the effective date of the transaction (and if the holders are offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger.

     12.  Time of Granting Options.  The date of grant of an Option shall, for
          ------------------------
all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

     13.  Amendment and Termination of the Plan.
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          (a)  Amendment and Termination.  The Board may at any time amend,
               -------------------------
alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made that would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

          (b)  Effect of Amendment or Termination.  Any such amendment or
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termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

     14.  Conditions upon Issuance of Shares.  Shares shall not be issued
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pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

     15.  Reservation of Shares.  The Company, during the term of this Plan,
          ---------------------
shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

          The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

     16.  Agreements.  Options shall be evidenced by written agreements in such
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form as the Administrator shall approve from time to time.

     17.  Stockholder Approval.  Continuance of the Plan shall be subject to
          --------------------
approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws and the rules of any stock exchange upon which the Common Stock is listed.

     18.  Information to Optionees and Purchasers.  The Company shall provide to
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each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

                                SUPPORT.COM, INC.

                  AMENDED AND RESTATED 1998 STOCK OPTION PLAN

                            STOCK OPTION AGREEMENT


     Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Stock Option Agreement.

I.   NOTICE OF STOCK OPTION GRANT
     ----------------------------

     ((F1))

     You have been granted an option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Stock Option Agreement. The Terms of your grant are set forth below:

     Date of Grant                          ((F2))

     Vesting Commencement Date              ((F3))

     Exercise Price per Share               --- per share

     Total Number of Shares Granted         ((F4))

     Total Exercise Price                   $((F5))

     Type of Option:                     Incentive Stock Option
                                  ------

                                  ------    Nonstatutory Stock Option

     Term/Expiration Date:                  ((F61))

     Exercise and Vesting Schedule:
     -----------------------------

     The Shares subject to this Option shall vest according to the following schedule:

     No Shares are currently vested 25% of the Shares subject to the Option (rounded down to the next whole number of shares) shall vest one year after the Vesting Commencement Date, and 1/48th of the Shares subject to the Option (rounded down to the next whole number of shares) shall vest on the first day of each month thereafter, so that all of the Shares shall be vested on the first day of the 48th month after the Vesting Commencement Date.

Termination Period:
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     This Option may be exercised, to the extent vested, for thirty days after termination of Optionee's employment or consulting relationship. A longer period may be applicable, however, upon death or disability of Optionee as provided in the Plan, but in no event later than the Term/Expiration Date as provided above.

II.  AGREEMENT
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     1.   Grant of Option.  The Company hereby grants to the Optionee an Option
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to purchase the Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"). Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms, definitions and provisions of the Amended and Restated 1998 Stock Option Plan (the "Plan") adopted by the Company, which is incorporated herein by reference.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an ISO as defined in Section 422 of the Code.

     2.   Exercise of Option.  This Option is exercisable as follows:
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          (i)  Right to Exercise.
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               (a) Subject to subsections 2(i)(b) through 2(i)(d) below, this Option shall be exercisable cumulatively according to the vesting schedule set out in the Notice of Grant. Shares subject to this Option shall vest based on continued employment of or consulting services by Optionee with the Company.

               (b)  This Option may not be exercised for a fraction of a Share.

               (c) In the event of Optionee's death, disability or other termination of the employment or consulting relationship, the exercisability of the Option is governed by Sections 7, 8 and 9 below.

               (d) In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

          (ii) Method of Exercise.  This Option shall be exercisable by written
               ------------------
Notice (in the form attached as Exhibit A).  The Notice must state the number of
                                ---------
Shares for which the Option is being exercised, and such other representations and agreements with respect to such shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. The Notice must be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The Notice must be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written Notice accompanied by the Exercise Price.

          No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3.   Optionee's Representations.  If the Shares purchasable pursuant to the
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exercise of this Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as Exhibit B.
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     4.   Lock-Up Period.  Optionee hereby agrees that if so requested by the
          --------------
Company or any representative of the underwriters (the "Managing Underwriter") in connection with any registration of the offering of any securities of the Company under the Securities Act, Optionee shall not sell or otherwise transfer any Shares or other securities of the Company during the 180-day period (or such longer period as may be requested in writing by the Managing Underwriter and agreed to in writing by the Company) (the "Market Standoff Period") following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such restriction shall apply only to the first registration statement of the Company to become effective under the Securities Act that includes securities to be sold on behalf of the Company to the public in an underwritten public offering under the Securities Act. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such Market Standoff Period.

     5.   Method of Payment.  Payment of the Exercise Price shall be by any of
          -----------------
the following, or a combination thereof, at the election of the Optionee:

          (i)    cash; or

          (ii)   check; or

          (iii)  surrender of other shares of Common Stock of the Company which
(A) in the case of Shares acquired pursuant to the exercise of a Company option, have been owned by the Optionee for more than six (6) months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the Exercise Price of the Shares as to which the Option is being exercised; or

          (iv) to the extent permitted by the Administrator, delivery of a properly executed exercise notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect an exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the Exercise Price.

     6.   Restrictions on Exercise.  This Option may not be exercised until the
          ------------------------
Plan has been approved by the stockholders of the Company. If the issuance of Shares upon such exercise or if the method of payment for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, then the Option may also not be exercised. The Company may require Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation before allowing the Option to be exercised.

     7.   Termination of Relationship.  If an Optionee's Continuous Status as an
          ---------------------------
Employee or Consultant terminates, Optionee may exercise this Option during the Termination Period set out in the Notice of Grant, to the extent the Option was vested at the date of such termination (the "Termination Date"). To the extent that Optionee was not vested in this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate.

     8.   Disability of Optionee.  Despite Section 6 above, if an Optionee's
          ----------------------
Continuous Status as an Employee or Consultant terminates as a result of his or her disability, Optionee may exercise the Option to the extent the Option was vested at the date of such termination, but only within twelve (12) months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Stock Option Agreement). To the extent that Optionee is not vested in the Option at the date of termination, or if Optionee does not exercise such Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     9.   Death of Optionee.  If Optionee's Continuous Status as an Employee or
          -----------------
Consultant terminates as a result of the death of Optionee, the vested portion of the Option may be exercised at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of this Option as set forth in Section 10 below) by Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance. To the extent that Optionee is not vested in the Option at the date of death, or if the Option is not exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

     10.  Non-Transferability of Option.  This Option may not be transferred in
          -----------------------------
any manner except by will or by the laws of descent or distribution. It may be exercised during the lifetime of Optionee only by Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

     11.  Term of Option.  This Option may be exercised only within the term set
          --------------
out in the Notice of Grant.

     12.  Tax Consequences.  Set forth below is a brief summary as of the date
          ----------------
of this Option of some of the federal and state tax consequences of exercise of this Option and disposition of the Shares. THIS SUMMARY IS NECESSARILY INCOMPLETE, AND THE TAX LAWS AND REGULATIONS ARE SUBJECT TO CHANGE. OPTIONEE SHOULD CONSULT A TAX ADVISER BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

          (i)    Exercise of ISO. If this Option qualifies as an ISO, there will
                 ---------------
be no regular federal income tax liability or state income tax liability upon the exercise of the Option, although the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price will be treated as an adjustment to the alternative minimum tax for federal tax purposes and may subject the Optionee to the alternative minimum tax in the year of exercise.

          (ii)   Exercise of ISO Following Disability.  If the Optionee's
                 ------------------------------------
Continuous Status as an Employee or Consultant terminates as a result of disability that is not total and permanent disability as defined in Section 22(e)(3) of the Code, to the extent permitted on the date of termination, the Optionee must exercise an ISO within 90 days of such termination for the ISO to be qualified as an ISO.

          (iii)  Exercise of NSO.  There may be a regular federal income tax
                 ---------------
liability and state income tax liability upon the exercise of an NSO. The Optionee will be treated as having received compensation income (taxable at ordinary income tax rates) equal to the excess, if any, of the Fair Market Value of the Shares on the date of exercise over the Exercise Price. If Optionee is an Employee, the Company will be required to withhold from Optionee's compensation or collect from Optionee and pay to the applicable taxing authorities an amount equal to a percentage of this compensation income at the time of exercise. If the Optionee is subject to Section 16 of the Securities Act of 1934, as amended, the date of income recognition may be deferred for up to six months.

          (iv)   Disposition of Shares. In the case of an NSO, if Shares are
                 ---------------------
held for the minimum long-term capital gain holding period in effect at the time of disposition, any gain realized on disposition of the Shares will be treated as long-term capital gain for federal and state income tax purposes. In the case of an ISO, if Shares transferred pursuant to the Option are held for the minimum long-term capital gain holding period in effect at the time of disposition (and provided such holding period comprises at least one year after exercise of the Option) and are disposed of at least two years after the Date of Grant, any gain realized on disposition of the Shares will also be treated as long-term capital gain for federal and state income tax purposes. If Shares purchased under an ISO are disposed of after such one-year period following exercise, but before the expiration of the minimum long-term capital gain holding period in effect at the time of disposition, then gain realized on such disposition may be taxed as a short-term capital gain, which may or may not be equivalent to taxation as compensation income (taxable at ordinary income rates). If Shares purchased under an ISO are disposed of within such one-year period or within two years after the Date of Grant, any gain realized on such disposition will be treated as compensation income to the extent of the difference between the Exercise Price and the lesser of (1) the Fair Market Value of the Shares on the date of exercise, or (2) the sale price of the Shares.

          (v)    Notice of Disqualifying Disposition of ISO Shares. If the
                 -------------------------------------------------
Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

                                   SUPPORT.COM, INC.



                                   By:____________________________

                                   Title:_________________________

     OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION HEREOF IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE COMPANY'S 1998 STOCK OPTION PLAN WHICH IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE'S RIGHT OR THE COMPANY'S RIGHT TO TERMINATE OPTIONEE'S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

     Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

Dated: _____________________       _________________________________
                                   ((F1))

                                   Residence Address:

                                   __________________________________

                                   __________________________________

                                   EXHIBIT A

                  AMENDED AND RESTATED 1998 STOCK OPTION PLAN

                                EXERCISE NOTICE

Replicase, Inc.
Attn: President
1816 Embarcadero Road
Palo Alto, CA 94303

     1.   Exercise of Option.  Effective as of today, ____________, 19_, the
          ------------------
undersigned ("Optionee") hereby elects to exercise Optionee's option to purchase ______________ shares of the Common Stock (the "Shares") of Replicase, Inc., a Delaware corporation (the "Company"), under and pursuant to the Amended and Restated 1998 Stock Option Plan (the "Plan") and the [ ] Incentive [ ] Nonstatutory Stock Option Agreement dated _____________, 19__ (the "Option Agreement").

     2.   Representations of Optionee.  Optionee acknowledges that Optionee has
          ---------------------------
received, read and understood the Plan and the Option Agreement. Optionee agrees to abide by and be bound by their terms and conditions.

     3.   Rights as Stockholder. Until the stock certificate evidencing such
          ---------------------
Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

     Optionee shall enjoy rights as a stockholder until such time as Optionee disposes of the Shares or the Company and/or its assignee(s) exercises the Right of First Refusal hereunder. Upon such exercise, Optionee shall have no further rights as a holder of the Shares so purchased except the right to receive payment for the Shares so purchased in accordance with the provisions of this Agreement, and Optionee shall forthwith cause the certificate(s) evidencing the Shares so purchased to be surrendered to the Company for transfer or cancellation.

     4.   Company's Right of First Refusal. Before any Shares held by Optionee
          --------------------------------
or any transferee (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this Section (the "Right of First Refusal").

          (a)  Notice of Proposed Transfer. The Holder of the Shares shall
               ---------------------------
deliver to the Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii) the number of Shares to be transferred to each Proposed Transferee; and (iv) the bona fide cash price or other consideration for which the Holder proposes to transfer the Shares (the "Offered Price"), and the Holder shall offer the Shares at the Offered Price to the Company or its assignee(s).

          (b)  Exercise of Right of First Refusal. Within thirty (30) days after
               ----------------------------------
receipt of the Notice, the Company and/or its assignee(s) may elect in writing to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees. The purchase price will be determined in accordance with subsection (c) below.

          (c)  Purchase Price. The purchase price ("Purchase Price") for the
               --------------
Shares repurchased under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

          (d)  Payment. Payment of the Purchase Price shall be made, at the
               -------
option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

          (e)  Holder's Right to Transfer. If all of the Shares proposed in the
               --------------------------
Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 120 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal as provided herein before any Shares held by the Holder may be sold or otherwise transferred.

          (f)  Exception for Certain Family Transfers. Anything to the contrary
               --------------------------------------
contained in this Section notwithstanding, the transfer of any or all of the Shares during the Optionee's lifetime or on the Optionee's death by will or intestacy to the Optionee's immediate family or a trust for the benefit of the Optionee's immediate family shall be exempt from the provisions of this Section. "Immediate Family" as used herein shall mean spouse, lineal descendant or antecedent, father, mother, brother or sister or stepchild (whether or not adopted). In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section.

          (g)  Termination of Right of First Refusal. The Right of First Refusal
               -------------------------------------
shall terminate as to any Shares 90 days after the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended.

     5.   Tax Consultation. Optionee understands that Optionee may suffer
          ----------------
adverse tax consequences as a result of Optionee's purchase or disposition of the Shares. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the Shares and that Optionee is not relying on the Company for any tax advice.

     6.   Restrictive Legends and Stop-Transfer Orders.
          --------------------------------------------

          (a)  Legends. Optionee understands and agrees that the Company shall
               -------
cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by state or federal securities laws:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

          THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND RIGHT OF FIRST REFUSAL OPTIONS HELD BY THE ISSUER OR ITS ASSIGNEE(S) AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS AND RIGHT OF FIRST REFUSAL ARE BINDING ON TRANSFEREES OF THESE SHARES.

          (b)  Stop-Transfer Notices.  Optionee agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

          (c)  Refusal to Transfer.  The Company shall not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     7.   Successors and Assigns. The Company may assign any of its rights under
          ----------------------
this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

     8.   Intermetation. Any dispute regarding the interpretation of this
          -------------
Agreement shall be submitted by Optionee or by the Company forthwith to the Company's Board of Directors or the committee thereof that administers the Plan, which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board or committee shall be final and binding on the Company and on Optionee.

     9.   Governing Law; Severability.  This Agreement shall be governed by and
          ---------------------------
construed in accordance with the laws of the State of California excluding that body of law pertaining to conflicts of law. Should any provision of this Agreement be determined by a court of law to be illegal or unenforceable, the other provisions shall nevertheless remain effective and shall remain enforceable.

     10.  Notices.  Any notice required or permitted hereunder shall be given in
          -------
writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the other party at its address as shown below beneath its signature, or to such other address as such party may designate in writing from time to time to the other party.

     11.  Further Instruments. The parties agree to execute such further
          -------------------
instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

     12.  Delivery of Payment. Optionee herewith delivers to the Company the
          -------------------
full Exercise Price for the Shares.

     13.  Entire Agreement.  The Plan and Notice of Grant/Option Agreement are
          ----------------
incorporated herein by reference. This Agreement, the Plan, the Option Agreement and the Investment Representation Statement constitute the entire agreement of the parties and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof.

Submitted by:                           Accepted by:

OPTIONEE:                               SUPPORT.COM, INC.


_______________________________         By:____________________________

                                        Its:___________________________


Address:
-------


_______________________________

_______________________________

_______________________________

                                   EXHIBIT B
                                   ---------

                      INVESTMENT REPRESENTATION STATEMENT

OPTIONEE  :

COMPANY   :    SUPPORT.COM, INC.

SECURITY  :    COMMON STOCK

AMOUNT    :

DATE      :

In connection with the purchase of the above-listed Securities, the undersigned Optionee represents to the Company the following:

          (a) Optionee is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Optionee is acquiring these Securities for investment for Optionee's own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

          (b) Optionee acknowledges and understands that the Securities constitute "restricted securities" under the Securities Act and have not been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Optionee's investment intent as expressed herein. In this connection, Optionee understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Optionee's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Optionee further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Optionee further acknowledges and understands that the Company is under no obligation to register the Securities. Optionee understands that the certificate evidencing the Securities will be imprinted with a legend which prohibits the transfer of the Securities unless they are registered or such registration is not required in the opinion of counsel satisfactory to the Company and any other legend required under applicable state securities laws.

          (c) Optionee is familiar with the provisions of Rule 701 and Rule 144, each promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions. Rule 701 provides that if the issuer qualifies under Rule 701 at the time of the grant of the Option to the Optionee, the exercise will be exempt from registration under the Securities Act. In the event the Company becomes subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, ninety (90) days thereafter (or such longer period as any market stand-off agreement may require) the Securities exempt under Rule 701 may be resold, subject to the satisfaction of certain of the conditions specified by Rule 144, including: (1) the resale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934); and, in the case of an affiliate, (2) the availability of certain public information about the Company, (3) the amount of Securities being sold during any three month period not exceeding the limitations specified in Rule 144(e), and (4) the timely filing of a Form 144, if applicable.

     In the event that the Company does not qualify under Rule 701 at the time of grant of the Option, then the Securities may be resold in certain limited circumstances subject to the provisions of Rule 144, which requires the resale to occur not less than one year after the later of the date the Securities were sold by the Company or the date the Securities were sold by an affiliate of the Company, within the meaning of Rule 144; and, in the case of acquisition of the Securities by an affiliate, or by a non-affiliate who subsequently holds the Securities less than two years, the satisfaction of the conditions set forth in sections (1), (2), (3) and (4) of the paragraph immediately above.

          (d) Optionee further understands that in the event all of the applicable requirements of Rule 701 or 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rules 144 and 701 are not exclusive, the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Optionee understands that no assurances can be given that any such other registration exemption will be available in such event.

                                   Signature of Optionee:



                                   ______________________________________

Dated: __________________, 19__

                                   EXHIBIT A
                                   ---------
                              SUPPORT.COM, INC.

                  Amended and Restated 1998 Stock Option Plan

         EARLY EXERCISE NOTICE AND RESTRICTED STOCK PURCHASE AGREEMENT
         -------------------------------------------------------------

     This Agreement ("Agreement") is made as of  __________ __, 2000, by and
                      ---------
between Support.com, Inc., a Delaware corporation (the "Company"), and
                                                        -------
_____________ ("Purchaser").  To the extent any capitalized terms used in this
                ---------
Agreement are not defined, they shall have the meaning ascribed to them in the Amended and Restated 1998 Stock Option Plan.

1.   Exercise of Option.  Subject to the terms and conditions hereof, Purchaser
    ------------------
hereby elects to exercise his or her option to purchase ____________ shares of the Common Stock (the "Shares") of the Company under and pursuant to the
                       ------
Company's Amended and Restated 1998 Stock Option Plan (the "Plan") and the Stock
                                                 ----
Option Agreement dated ____________ (the "Option Agreement"). Of these Shares,
                                          ----------------
Purchaser has elected to purchase ____________ of those Shares which have become vested as of the date hereof under the Vesting Schedule set forth in the Notice of Stock Option Grant (the "Vested Shares") and ____________ Shares which have
                            -------------
not yet vested under such Vesting Schedule (the "Unvested Shares"). The purchase
                                                 ---------------
price for the Shares shall be $____________ per Share for a total purchase price of $ ____________. The term "Shares" refers to the purchased Shares and all securities received in replacement of the Shares or as stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Purchaser is entitled by reason of Purchaser's ownership of the Shares.

2.   Time and Place of Exercise.  The purchase and sale of the Shares under
     --------------------------
this Agreement shall occur at the principal office of the Company simultaneously with the execution and delivery of this Agreement in accordance with the provisions of Section 2(b) of the Option Agreement. On such date, the Company will deliver to Purchaser a certificate representing the Shares to be purchased by Purchaser (which shall be issued in Purchaser's name) against payment of the purchase price therefor by Purchaser by (a) check made payable to the Company,
(b) cancellation of indebtedness of the Company to Purchaser, (c) delivery of shares of the Common Stock of the Company in accordance with Section 3 of the Option Agreement, or (d) by a combination of the foregoing.

3.   Limitations on Transfer.  In addition to any other limitation on transfer
     -----------------------
created by applicable securities laws, Purchaser shall not assign, encumber or dispose of any interest in the Shares while the Shares are subject to the Company's Repurchase Option (as defined below), except as provided below. After any Shares have been released from such Repurchase Option, Purchaser shall not assign, encumber or dispose of any interest in such Shares except in compliance with the provisions below and applicable securities laws.

          (a)  Repurchase Option.
               -----------------

               (i) In the event of the voluntary or involuntary termination of Purchaser's employment or consulting relationship with the Company for any reason (including death or disability), with or without cause, the Company shall upon the date of such termination (the "Termination Date") have an irrevocable,
                                        ----------------
exclusive option (the "Repurchase Option") for a period of 60 days from such
                       -----------------
date to repurchase all or any portion of the Unvested Shares held by Purchaser as of the Termination Date which have not yet been released from the Company's Repurchase Option at the original purchase price per Share specified in Section 1 (adjusted for any stock splits, stock dividends and the like).

               (i) The Repurchase Option shall be exercised by the Company by written notice to Purchaser or Purchaser's executor and, at the Company's option, (A) by delivery to Purchaser or Purchaser's executor with such notice of a check in the amount of the purchase price for the Shares being purchased, or
(B) in the event Purchaser is indebted to the Company, by cancellation by the Company of an amount of such indebtedness equal to the purchase price for the Shares being repurchased, or (C) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. Upon delivery of such notice and payment of the purchase price in any of the ways described above, the Company shall become the legal and beneficial owner of the Shares being repurchased and all rights and interest therein or related thereto, and the Company shall have the right to transfer to its own name the number of Shares being repurchased by the Company, without further action by Purchaser.

               (ii) One hundred percent (100%) of the Unvested Shares shall initially be subject to the Repurchase Option. The Unvested Shares shall be released from the Repurchase Option in accordance with the Vesting Schedule set forth in the Notice of Stock Option Grant until all Shares are released from the Repurchase Option. Fractional shares shall be rounded to the nearest whole share.

          (b)  Right of First Refusal. Before any Shares held by Purchaser or
               ----------------------
any transferee of Purchaser (either being sometimes referred to herein as the "Holder") may be sold or otherwise transferred (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Shares on the terms and conditions set forth in this
Section 3(b) (the "Right of First Refusal").
                   ----------------------

               (i)  Notice of Proposed Transfer. The Holder of the Shares shall
                    ---------------------------
deliver to the Company a written notice (the "Notice") stating: (i) the Holder's
                                              ------
bona fide intention to sell or otherwise transfer such Shares; (ii) the name of each proposed purchaser or other transferee ("Proposed Transferee"); (iii ) the number of Shares to be transferred to each Proposed Transferee; and (iv) the
                                           -------------------
terms and conditions of each proposed sale or transfer. The Holder shall offer the Shares at the same price (the "Offered Price") and upon the same terms (or
                                   -------------
terms as similar as reasonably possible) to the Company or its assignee(s).

               (ii)  Exercise of Right of First Refusal. At any time within
                     ----------------------------------
thirty (30) days giving written notice to the Holder, elect to purchase all, but not less than all, of the Shares proposed to be transferred to any one or more of the Proposed Transferees, at the purchase price determined in accordance with subsection (iii) below.

               (iii) Purchase Price. The purchase price ("Purchase Price") for
                     --------------                       --------------
the Shares purchased by the Company or its assignee(s) under this Section 3(b) shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined by the Board of Directors of the Company in good faith.

               (iv)  Payment. Payment of the Purchase Price shall be made, at
                     -------
the option of the Company or its assignee(s), in cash (by check), by cancellation of all or a portion of any outstanding indebtedness of the Holder to the Company (or, in the case of repurchase by an assignee, to the assignee), or by any combination thereof within 30 days after receipt of the Notice or in the manner and at the times set forth in the Notice.

               (v)  Holder's Right to Transfer. If all of the Shares proposed in
                    --------------------------
Notice to be transferred to a given Proposed Transferee are not purchased by the Company and/or its assignee(s) as provided in this Section 3(b), then the Holder may sell or otherwise transfer such Shares to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 60 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 3 shall continue to apply to the Shares in the hands of such Proposed Transferee. If the Shares described in the Notice are not transferred to the Proposed Transferee within such period, or if the Holder proposes to change the price or other terms to make them more favorable to the Proposed Transferee, a new Notice shall be given to the Company, and the Company and/or its assignees shall again be offered the Right of First Refusal before any Shares held by the Holder may be sold or otherwise transferred.

               (vi) Exception for Certain Family Transfers. Anything to the
                    --------------------------------------
contrary contained in this Section 3(b) notwithstanding, the transfer of any or all of the Shares during Purchaser's lifetime or on Purchaser's death by will or intestacy to Purchaser's immediate family or a trust for the benefit of Purchaser's immediate family shall be exempt from the provisions of this Section 3(b). "Immediate Family" as used herein shall mean spouse, lineal descendant or
       ----------------
antecedent, father, mother, brother or sister. In such case, the transferee or other recipient shall receive and hold the Shares so transferred subject to the provisions of this Section, and there shall be no further transfer of such Shares except in accordance with the terms of this Section 3.

          (c)  Involuntary Transfer.
               --------------------

               (i) Company's Right to Purchase upon Involuntary Transfer. In the
                   -----------------------------------------------------
event, at any time after the date of this Agreement, of any transfer by operation of law or other involuntary transfer (including death or divorce, but excluding a transfer to Immediate Family as set forth in Section 3(b)(vi) above) of all or a portion of the Shares by the record holder thereof, the Company shall have an option to purchase all of the Shares transferred at the greater of the purchase price paid by Purchaser pursuant to this Agreement or the fair market value of the Shares on the date of transfer. Upon such a transfer, the person acquiring the Shares shall promptly notify the Secretary of the Company of such transfer. The right to purchase such

Shares shall be provided to the Company for a period of thirty (30) days following receipt by the Company of written notice by the person acquiring the Shares.

               (ii) Price for Involuntary Transfer. With respect to any stock to
                    ------------------------------
be transferred pursuant to Section 3(c)(i), the price per Share shall be a price set by the Board of Directors of the Company that will reflect the current value of the stock in terms of present earnings and future prospects of the Company. The Company shall notify Purchaser or his or her executor of the price so determined within thirty (30) days after receipt by it of written notice of the transfer or proposed transfer of Shares. However, if the Purchaser does not agree with the valuation as determined by the Board of Directors of the Company, the Purchaser shall be entitled to have the valuation determined by an independent appraiser to be mutually agreed upon by the Company and the Purchaser and whose fees shall be borne equally by the Company and the Purchaser.

          (d) Assignment. The right of the Company to purchase any part of the
              ----------
Shares may be assigned in whole or in part to any shareholder or shareholders of the Company or other persons or organizations; provided, however, that an
                                               --------  -------
assignee, other than a corporation that is the parent or a 100% owned subsidiary of the Company, must pay the Company, upon assignment of such right, cash equal to the difference between the original purchase price and fair market value, if the original purchase price is less than the fair market value of the Shares subject to the assignment.

          (e) Restrictions Binding on Transferees. All transferees of Shares or
              -----------------------------------
any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Company's option to repurchase under Section 3(a). Any sale or transfer of the Company's Shares shall be void unless the provisions of this Agreement are satisfied.

          (f) Termination of Rights. The right of first refusal granted the
              ---------------------
Company by Section 3(b) above and the option to repurchase the Shares in the event of an involuntary transfer granted the Company by Section 3(c) above shall terminate upon the first sale of Common Stock of the Company to the general public pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Securities Act"). Upon termination of the right of first refusal
              --------------
described in Section 3(b) and the expiration or exercise of the Company's repurchase option described in Section 3(a) above, a new certificate or certificates representing the Shares not repurchased shall be issued, on request, without the legend referred to in Section 6(a)(ii) herein and delivered to Purchaser.

     4. Escrow of Unvested Shares. For purposes of facilitating the enforcement
        -------------------------
of the provisions of Section 3 above, Purchaser agrees, immediately upon receipt of the certificate(s) for the Shares subject to the Company's Repurchase Option described in Section 3(a), to deliver such certificate(s), together with an Assignment Separate from Certificate in the form attached to this Agreement as Attachment A executed by Purchaser and by Purchaser's spouse (if required for
------------
transfer), in blank, to the Secretary of the Company, or the Secretary's designee, to hold such certificate(s) and Assignment Separate from Certificate in escrow and to take all such actions and to effectuate all such transfers and/or releases as are in accordance with the terms of this

Agreement. Purchaser hereby acknowledges that the Secretary of the Company, or the Secretary's designee, is so appointed as the escrow holder with the foregoing authorities as a material inducement to make this Agreement and that said appointment is coupled with an interest and is accordingly irrevocable. Purchaser agrees that said escrow holder shall not be liable to any party hereof (or to any other party). The escrow holder may rely upon any letter, notice or other document executed by any signature purported to be genuine and may resign at any time. Purchaser agrees that if the Secretary of the Company, or the Secretary's designee, resigns as escrow holder for any or no reason, the Board of Directors of the Company shall have the power to appoint a successor to serve as escrow holder pursuant to the terms of this Agreement.

     5. Investment and Taxation Representations. In connection with the purchase
        ---------------------------------------
of the Shares, Purchaser represents to the Company the following:

           (a) Purchaser is aware of the Company's business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. Purchaser is purchasing these securities for investment for his or her own account only and not with a view to, or for resale in connection with, any "distribution" thereof within the meaning of the Securities Act.

           (b) Purchaser understands that the securities have not been registered under the Securities Act by reason of a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein.

           (c) Purchaser understands that the Shares are "restricted securities" under applicable U.S. federal and state securities laws and that, pursuant to these laws, Purchaser must hold the Shares indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Purchaser acknowledges that the Company has no obligation to register or qualify the Shares for resale. Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Shares,and requirements relating to the Company which are outside of the Purchaser's control, and which the Company is under no obligation and may not be able to satisfy.

           (d) Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

     6. Restrictive Legends and Stop-Transfer Orders.
        --------------------------------------------

           (a) Legends. The certificate or certificates representing the Shares shall bear the following legends (as well as any legends required by applicable state and federal corporate and securities laws):

                    (i)  THE SECURITIES REPRESENTED BY THIS
                         CERTIFICATE HAVE NOT BEEN REGISTERED

                         UNDER THE SECURITIES ACT OF 1933, AND HAVE
                         BEEN ACQUIRED FOR INVESTMENT AND
                         NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH
                         SALE OR DISTRIBUTION MAY BE EFFECTED
                         WITHOUT AN EFFECTIVE REGISTRATION
                         STATEMENT RELATED THERETO OR AN OPINION
                         OF COUNSEL IN A FORM SATISFACTORY TO THE
                         COMPANY THAT SUCH REGISTRATION IS NOT
                         REQUIRED UNDER THE SECURITIES ACT OF 1933.

                    (ii) THE SHARES REPRESENTED BY THIS CERTIFICATE
                         ARE SUBJECT TO CERTAIN RESTRICTIONS ON
                         TRANSFER AND RIGHT OF FIRST REFUSAL
                         OPTIONS HELD BY THE ISSUER OR ITS
                         ASSIGNEE(S) AS SET FORTH IN THE EXERCISE
                         NOTICE BETWEEN THE ISSUER AND THE
                         ORIGINAL HOLDER OF THESE SHARES, A COPY OF
                         WHICH MAY BE OBTAINED AT THE PRINCIPAL
                         OFFICE OF THE ISSUER.  SUCH TRANSFER
                         RESTRICTIONS AND RIGHT OF FIRST REFUSAL
                         ARE BINDING ON TRANSFEREES OF THESE
                         SHARES.

           (b) Stop-Transfer Notices. Purchaser agrees that, in order to ensure
               ---------------------
compliance with the restrictions referred to herein, the Company may issue appropriate "stop transfer" instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

           (c) Refusal to Transfer. The Company shall not be required (i) to
               -------------------
transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

     7. No Employment Rights. Nothing in this Agreement shall affect in any
        --------------------
manner whatsoever the right or power of the Company, or a parent or subsidiary of the Company, to terminate Purchaser's employment, for any reason, with or without cause.

     8. Section 83(b) Election. Purchaser understands that Section 83(a) of the
        ----------------------
of 1986, as amended (the "Code"), taxes as ordinary income for a nonstatutory
                          ----
stock option and as alternative minimum taxable income for an incentithe difference between the amount paid for the Shares and the fair market value of the Shares as of the date any restrictions on the Shares lapse. In this context, "restriction" means the right of the Company to buy back the Shares pursuant to
 -----------
the Repurchase Option set forth in Section 3(a) of this Agreement. Purchaser understands that Purchaser may elect to be taxed at the time the Shares are purchased, rather than when and as the Repurchase Option expires, by filing an election under Section 83(b) (an "83(b) Election") of the Code with the
                                  --------------
InternalRevenue Service within 30 days from the date of purchase. Even if the fair market value of the Shares at the time of the execution of this Agreement equals the amount paid for the Shares, the election must be made to avoid income and alternative minimum tax treatment under Section 83(a) in the future. Purchaser understands that failure to file such an election in a timely manner may result in adverse tax consequences for Purchaser. Purchaser further understands that an additional copy of such election form should be filed with his or her federal income tax return for the calendar year in which the date of this Agreement falls. Purchaser acknowledges that the foregoing is only a summary of the effect of United States federal income taxation with respect to purchase of the Shares hereunder, and does not purport to be complete. Purchaser further acknowledges that the Company has directed Purchaser to seek independent advice regarding the applicable provisions of the Code, the income tax laws of any municipality, state or foreign country in which Purchaser may reside, and the tax consequences of Purchaser's death.

Purchaser agrees that he or she will execute and deliver to the Company with this executed Agreement a copy of the Acknowledgment and Statement of Decision Regarding Section 83(b) Election (the "Acknowledgment") attached hereto as
                                       --------------
Attachment B.  Purchaser further agrees that he or she will execute and submit
------------
with the Acknowledgment a copy of the 83(b) Election attached hereto as

Attachment C if Purchaser has indicated in the Acknowledgment his or her
------------
decision to make such an election.

     9. Market Stand-off Agreement. In connection with the initial public
        --------------------------
offering of the Company's securities and upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, Purchaser agrees not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration as may be requested by the Company or such managing underwriters and to execute an agreement reflecting the foregoing as may be requested by the underwriters at the time of the public offering.

     10.    Miscellaneous.
            -------------

           (a) Governing Law. This Agreement and all acts and transactions
               -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed construed and interpreted in accordance with the laws of the of California, without giving effect to principles of conflicts of law.

           (b) Entire Agreement; Enforcement of Rights. This Agreement sets
               ---------------------------------------
forth the entire agreement and understanding of the parties relating to the subject matter herein and merges all prior discussions between them. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, shall be effective unless in writing signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement shall not be construed as a waiver of any rights of such party.

            (c) Severability. If one or more provisions of this Agreement are
                ------------
held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith.

In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision shall be excluded from this Agreement, (ii) the balance of the Agreement shall be interpreted as if such provision were so excluded and (iii) the balance of the Agreement shall be enforceable in accordance with its terms.

            (d) Construction. This Agreement is the result of negotiations
                ------------
between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement shall be deemed to be the product of all of the parties hereto, and no ambiguity shall be construed in favor of or against any one of the parties hereto.

            (e) Notices. Any notice required or permitted by this Agreement
                -------
shall be in writing and shall be deemed sufficient when delivered personally or sent by telegram or fax or forty-eight (48) hours after being deposited in the U.S. mail, as certified or registered mail, with postage prepaid, and addressed to the party to be notified at such party's address as set forth below or as subsequently modified by written notice.

            (f) Counterparts. This Agreement may be executed in two or more
                ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

            (g) Successors and Assigns. The rights and benefits of this
                ----------------------
Agreement shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company.

            (h) California Corporate Securities Law. THE SALE OF THE SECURITIES
                -----------------------------------
WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF THE SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO THE QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON THE QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

                            [Signature Page Follows]

The parties have executed this Agreement as of the date first set forth above.

                                    COMPANY:

                                    SUPPORT.COM, INC.


                                    By: __________________________

                                    Name:_________________________
                                                 (print)

                                    Title:________________________

                                    PURCHASER:

                                    [name]


                                    ______________________________
                                    (Signature)

                                    ______________________________
                                              (Print Name)

                                    Address:


                                    ______________________________

                                    ______________________________


I, ______________________, spouse of [name], have read and hereby approve the foregoing Agreement. In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, I hereby agree to be irrevocably bound by the Agreement and further agree that any community property or other such interest shall hereby by similarly bound by the Agreement. I hereby appoint my spouse as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.


                                     _____________________________
                                                [name]

                                  ATTACHMENT A
                                  ------------
                      ASSIGNMENT SEPARATE FROM CERTIFICATE
                      ------------------------------------

     FOR VALUE RECEIVED and pursuant to that certain Early Exercise Notice and Restricted Stock Purchase Agreement between the undersigned ("Purchaser") and
                                                              --------
Support.com, Inc., dated _____________, 2000 (the "Agreement"), Purchaser hereby
                                                   ---------
sells, assigns and transfers unto _______________________________ (________)
shares of the Common Stock of Support.com, Inc., standing in Purchaser's name on the books of said corporation represented by Certificate No. ___ herewith and hereby irrevocably appoints _____________________________ to transfer said stock on the books of the within-named corporation with full power of substitution in the premises. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND THE ATTACHMENTS THERETO.

Dated: __________ __, 2000.

                                    Signature:________________________
                                                      [name]


                                    __________________________________
                                    Spouse of [name] (if applicable)

Instruction: Please do not fill in any blanks other than the signature line. The purpose of this assignment is to enable the Company to exercise its Repurchase Option set forth in the Agreement without requiring additional signatures on the part of Purchaser.

                                   Att. A-1

                                  ATTACHMENT B
                                  ------------
                    ACKNOWLEDGMENT AND STATEMENT OF DECISION
                    ----------------------------------------
                        REGARDING SECTION 83(b) ELECTION
                        --------------------------------

The undersigned (which term includes the undersigned's spouse), a purchaser of _________ shares of Common Stock of Support.com, Inc. (the "Company") by
                                                            -------
exercise of an option (the "Option") granted pursuant to the Company's 1998
                            ------
Stock Option Plan (the "Plan"), hereby states as follows:
                        ----

     1. The undersigned acknowledges receipt of a copy of the Plan relating to the offering of such shares. The undersigned has carefully reviewed the Plan and the option agreement pursuant to which the Option was granted.

     2. The undersigned either [check and complete as applicable]:

           (a)    ____  has consulted, and has been fully advised by, the
                        undersigned's own tax advisor,
                        _____________________________________, whose business
                        address is ______________________________, regarding the
                        federal, state and local tax consequences of purchasing shares under the Plan, and particularly regarding the advisability of making elections pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended (the "Code") and pursuant to the corresponding provisions, if any, of applicable state law; or

           (b)____      has knowingly chosen not to consult such a tax advisor.

     3. The undersigned hereby states that the undersigned has decided [check as applicable]:

           (a)____ to make an election pursuant to Section 83(b) of the Code, and is submitting to the Company, together with the undersigned's executed Early Exercise Notice and Restricted Stock Purchase Agreement, an executed form entitled "Election Under Section 83(b) of the Internal Revenue Code of 1986;" or

           (b)____ not to make an election pursuant to Section 83(b) of the Code.

     4. Neither the Company nor any subsidiary or representative of the Company has made any warranty or representation to the undersigned with respect to the tax consequences of the undersigned's purchase of shares under the Plan or of the making or failure to make an election pursuant to Section 83(b) of the Code or the corresponding provisions, if any, of applicable state law.



Date:________________________       ____________________________
                                                 [name]



Date:________________________       ____________________________
                                           Spouse of [name]

                                   Att. B-2

                                  ATTACHMENT C
                                  ------------

                          ELECTION UNDER SECTION 83(b)
                          ----------------------------

                      OF THE INTERNAL REVENUE CODE OF 1986
                      ------------------------------------

     The undersigned taxpayer hereby elects, pursuant to Section 83(b) of the Internal Revenue Code, to include in taxpayer's income for the current taxable year, the amount of any compensation taxable to taxpayer in connection with taxpayer's receipt of the property described below:

     1. The name, address, taxpayer identification number and taxable year of the undersigned are as follows:

     NAME OF TAXPAYER:  [name]

     NAME OF SPOUSE:  ________________________

     ADDRESS:         ________________________

                      ________________________

     IDENTIFICATION NO. OF TAXPAYER:  _______________

     IDENTIFICATION NO. OF SPOUSE:  _______________

     TAXABLE YEAR:  2000

     2. The property with respect to which the election is made is described as follows:
     __________  shares of the Common Stock of Support.com, Inc.(the "Company").
                                                                      -------

     3. The date on which the property was transferred is: __________ __, 2000

     4. The property is subject to the following restrictions:

     Repurchase option at cost in favor of the Company upon termination of taxpayer's employment or consulting relationship.

     5. The fair market value at the time of transfer, determined without regard to any restriction other than a restriction which by its terms will never lapse, of such property is: $__________

     6. The amount (if any) paid for such property: $ _____________

The undersigned has submitted a copy of this statement to the person for whom the services were performed in connection with the undersigned's receipt of the above-described property. The transferee of such property is the person performing the services in connection with the transfer of said property.

The undersigned understands that the foregoing election may not be revoked
--------------------------------------------------------------------------
except with the consent of the Commissioner.
-------------------------------------------

Dated:__________________________           ____________________________
                                                     [name]

Dated:__________________________           ____________________________
                                                   Spouse of [name]

                                   Att. C-1

                              RECEIPT AND CONSENT
                              -------------------

     The undersigned hereby acknowledges receipt of a photocopy of Certificate No. ______ for ________ shares of Common Stock of Support.com, Inc. (the

"Company").
--------

     The undersigned further acknowledges that the Secretary of the Company, or his or her designee, is acting as escrow holder pursuant to the Early Exercise Notice and Restricted Stock Purchase Agreement Purchaser has previously entered into with the Company. As escrow holder, the Secretary of the Company, or his or her designee, holds the original of the aforementioned certificate issued in the undersigned's name.

Dated:___________________________           ___________________________
                                                   [name]